As Filed with the United States Securities and Exchange Commission on April 23, 2002
                          Registration No. 333-33222

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            UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

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                       Posteffective Amendment No. 2
                                     To
                      FORM S-2 REGISTRATION STATEMENT
                                   Under
                         THE SECURITIES ACT OF 1933

                               ROUNDY'S, INC.
          (Exact name of Registrant as specified in its charter)

           WISCONSIN                        39-0854535
-------------------------------     -------------------------------------------
(State or other jurisdiction of    (IRS Employer Identification No.)
incorporation or organization)

                             23000 Roundy Drive
                          Pewaukee, Wisconsin 53072
                          Telephone: (262) 953-7999
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             Mr. Robert D. Ranus
                Vice President and Chief Financial Officer
                      Roundy's, Inc. 23000 Roundy Drive
                             Pewaukee, WI 53072
                          Telephone: (262) 953-7999
        (Name, address, including zip code and telephone number, including area code, of agent for service)


                               With Copies to:
                         Andrew J. Guzikowski, Esq.
                        Whyte Hirschboeck Dudek S.C.
                   111 East Wisconsin Avenue, Suite 2100
             Milwaukee, Wisconsin 53202 Telephone: (414) 273-2100

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The undersigned Registrant files this Post-Effective Amendment No. 2 to remove from registration the following securities which remained unsold at the completion of the offering to which this registration statement relates:
3,100 shares of Registrant's Class A Common Stock; and 220,726 shares of Registrant's Class B Common Stock.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-2 and has duly caused this Post-Effective Amendment No. 2 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Pewaukee, State of Wisconsin, on April 23, 2002.

                              ROUNDY'S, INC.


                              By * ROBERT D. RANUS
                                   ---------------
                                   Robert D. Ranus
                                   Vice President and
                                   Chief Financial Officer


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities indicated *:

Signature                        Title
----------------------           --------------------------------

______________________*          Director, President and Chief
Gerald F. Lestina                Executive Officer


______________________*          Director, Vice President and
Robert D. Ranus                  Chief Financial Officer and
                                 Principal Accounting Officer


______________________*          Director
Robert E. Bartels


______________________*          Director
Charles R. Bonson


______________________*          Director
Robert S. Gold


______________________*          Director
Bronson J. Haase


______________________*          Director
Henry Karbiner, Jr.


______________________*          Director
Patrick D. McAdams


______________________*          Director
George E. Prescott


______________________*          Direcotor
Gary R. Sarner

*By: Robert D. Ranus, Attorney-in-fact